UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 5, 2007

(Date of earliest event reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California	0-28568	95-2920557
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 E. Bonita Avenue Pomona, California	91767
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (909) 624-8041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 5, 2007, Keystone Automotive Industries, Inc. (“Keystone”) issued a press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Act for its proposed merger with a wholly-owned subsidiary of LKQ Corporation (“LKQ”) and the filing of a definitive proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the merger, which will be mailed to stockholders of record as of August 30, 2007. The special meeting of stockholders to vote on the merger is scheduled for October 10, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

Keystone’s stockholders are urged to read the proxy statement and other relevant materials because they contain important information about Keystone and the proposed transaction. Investors, security holders and other interested parties may obtain free copies of these and other documents filed with the SEC at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained free of charge by going to Keystone’s Investor Relations page on its corporate website at www.keystone-auto.com or by directing such request to Keystone Automotive Industries, Inc., 655 Grassmere Park Drive, Nashville, TN 37211, Attn: Corporate Secretary.

In addition, Keystone and its officers and directors may be deemed to be participants in the solicitation of proxies from Keystone’s stockholders with respect to the proposed transaction. Information concerning the interests of Keystone’s participants in the solicitation is set forth in the company’s proxy statements and Annual Reports on Form 10-K, and any interests that Keystone’s participants have in the proposed transaction are available in Keystone’s proxy statement filed with the SEC in connection with the proposed transaction. LKQ may be deemed to be participating in the solicitation of Keystone’s stockholders in favor of the approval of the merger as well. Information concerning LKQ’s directors and executive officers is set forth in LKQ’s proxy statements and Annual Reports on Form 10-K filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to LKQ’s investor relations page on its corporate website at www.lkqcorp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Keystone Automotive Industries, Inc. dated September 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

Date: September 5, 2007	By:	/s/ John G. Arena, Esq.
John G. Arena Vice President, General Counsel and Secretary